DocuSign Envelope ID: 968A0A09-3DAF-42C2-992F-CD108F32CC2F Exhibit 10.14 FIFTH AMENDMENT TO OFFICE LEASE THIS FIFTH AMENDMENT TO OFFICE LEASE (this "Amendment") is dated as of October 2, 2019, between SPF MATHILDA, LLC, a Delaware limited liability company ("Landlord"), and CROWDSTRIKE, INC., a Delaware corporation ("Tenant"). RECITALS A. Landlord and Tenant entered into that certain Office Lease dated as of April 4, 2017 (the "Original Lease"), as amended by that certain First Amendment to Lease dated as of September 18, 2018 (the "First Amendment"), that certain Second Amendment to Lease dated as of October 27, 2017 (the "Second Amendment"), that certain Third Amendment to Office Lease dated as of November 5, 2018 (the "Third Amendment"), and that certain Fourth Amendment to Lease dated as of August 16, 2019 (the "Fourth Amendment"), pursuant to which Tenant leases from Landlord certain premises (collectively, the "Existing Premises") consisting of (i) Suite 102 on the first (1st) floor (the "1st Floor Premises") of that certain building located at 150 Mathilda Place, Sunnyvale, California (the "Building"), (ii) Suite 200 on the second (2nd) floor of the Building, (iii) Suites 304 and 306 on the third (3rd) floor of the Building, (iv) Suites 202, 204, 206 and 208 on the second (2nd) floor of the Building, and (v) Suites 300 and 302 on the third (3rd) floor of the Building, but Suites 300 and 302 have not yet been delivered to Tenant pursuant to the Fourth Amendment. The Original Lease, the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment are collectively referred to herein as the "Lease". All capitalized terms not defined herein shall have the respective meanings given to them in the Lease. B. Pursuant to Section 10 of the Fourth Amendment, the Lease Term with respect to the 1st Floor Premises is scheduled to expire on December 31, 2019. C. Landlord and Tenant desire to amend the Lease to provide for (i) the extension of the Lease Term with respect only to the 1st Floor Premises, and (ii) certain other Lease modifications, all as more particularly set forth herein. AGREEMENT NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows: 1. 1st Floor Premises; Extension of Lease Term. The Lease Term with respect to the 1st Floor Premises, which is defined in Section 10.1 of the Fourth Amendment as the "1st Floor Extension Period", is hereby extended to expire on February 15, 2020. All of the other terms and conditions of the Lease with respect to Tenant's occupancy of the 1st Floor Premises during the 1st Floor Extension Period shall otherwise apply on the terms and conditions set forth in the Lease. 2. Brokers. Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent other than Cushman & Wakefield and CBRE, Inc., collectively on behalf of Landlord, and Jones Lang LaSalle, on behalf of Tenant (collectively, the "Brokers") in connection with the negotiation of this Amendment and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Amendment.

DocuSign Envelope ID: 968A0A09-3DAF-42C2-992F-CD108F32CC2F Exhibit 10.14 Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including, without limitation, reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party's dealings with any real estate broker or agent (other than the Brokers) occurring by, through, or under the indemnifying party. The terms of this Section 2 shall survive the expiration or earlier termination of the Lease, as amended. 3. Organization and Authority. Tenant hereby covenants, represents and warrants that (a) Tenant is duly organized, in good standing and qualified to do business under the laws of the state of its formation and, if different, is qualified to do business in the State of California and has all necessary powers to enter into and perform its obligations under the Lease, as amended, (b) this Amendment has been duly and effectively authorized by all necessary action required under Tenant's organizational documents, and (c) this Amendment has been duly executed and delivered on behalf of Tenant, and is a valid and binding agreement of Tenant. 4. Counterparts. This Amendment may be executed in any number of original counterparts. Any such counterpart, when executed, shall constitute an original of this Amendment, and all such counterparts together shall constitute one and the same Amendment. 5. California Accessibility Disclosure. For purposes of Section 1938 of the California Civil Code, Landlord hereby discloses to Tenant, and Tenant hereby acknowledges, that the Project, the Building, the Existing Premises and the 4th Amendment Premises have not undergone inspection by a Certified Access Specialist (CASp). As required by Section 1938(e) of the California Civil Code, Landlord hereby states as follows: "A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises." In furtherance of the foregoing, Landlord and Tenant hereby agree as follows: (a) any CASp inspection requested by Tenant shall be conducted, at Tenant's sole cost and expense, by a CASp approved in advance by Landlord; and (b) pursuant to Article 24 of the Original Lease, Tenant, at its cost, is responsible for making any repairs within the Existing Premises and the 4th Amendment Premises to correct violations of construction-related accessibility standards disclosed by a CASp inspection requested by Tenant; and, if anything done by or for Tenant in its use or occupancy of the Existing Premises and/or the 4th Amendment Premises shall require repairs to the Building (outside the Existing Premises and/or the 4th Amendment Premises) to correct violations of construction-related accessibility standards, then Tenant shall, at Landlord's option, either perform such repairs at Tenant's sole cost and expense or reimburse Landlord upon demand, as Additional Rent, for the cost to Landlord of performing such repairs.

DocuSign Envelope ID: 968A0A09-3DAF-42C2-992F-CD108F32CC2F Exhibit 10.14 6. Rent from Real Property. Tenant and Landlord intend that all amounts payable by Tenant to Landlord shall qualify as "rents from real property," and will otherwise not constitute "unrelated business taxable income" or "impermissible tenant services income," all within the meaning of both Sections 512(b)(3) and 856(d) of the Internal Revenue Code of 1986, as amended (the "Code") and the U.S. Department of Treasury Regulations promulgated thereunder (the "Regulations"). In the event that Landlord reasonably determines that there is any risk that any amount payable under the Lease, as amended hereby, shall not qualify as "rents from real property" or will otherwise constitute unrelated business taxable income or impermissible tenant services income within the meaning of Sections 512(b)(3) or 856(d) of the Code and the Regulations promulgated thereunder, Tenant agrees (a) to cooperate with Landlord by entering into such amendment or amendments as Landlord deems necessary to qualify all amounts payable under the Lease, as amended hereby, as "rents from real property" and (b) to permit (and, upon request, to acknowledge in writing) an assignment of certain services under the Lease, as amended hereby, and, upon request, to enter into direct agreements with the parties furnishing such services. Notwithstanding the foregoing, Tenant shall not be required to take any action pursuant to the preceding sentence (including acknowledging in writing an assignment of services pursuant thereto) if such action would result in (i) Tenant's incurring more than de minimis additional liability under the Lease, as amended hereby, or (ii) more than a de minimis negative change in the quality or level of Building operations or services rendered to Tenant under the Lease, as amended hereby. For the avoidance of doubt, (A) if Tenant does not acknowledge in writing an assignment as described in clause (ii) above (it being agreed that Tenant shall not unreasonably withhold, condition or delay such acknowledgment so long as the criteria in clauses (i) and (ii) are satisfied), then Landlord shall not be released from liability under the Lease, as amended hereby, with respect to the services so assigned; and (B) nothing in this Section shall limit or otherwise affect Landlord's ability to assign its entire interest in the Lease, as amended hereby, to any party as part of a conveyance of Landlord's ownership interest in the Building. 7. Ratification and Confirmation. Except as set forth in this Amendment, all of the terms and provisions of the Lease are hereby ratified and confirmed and shall remain unmodified and in full force and effect, and the provisions of Section 8.6 of the Original Lease (Tenant's Security System) shall apply to the 4th Amendment Premises. In the event of any conflict between the terms and conditions of the Lease and the terms and conditions of this Amendment, the terms and conditions of this Amendment shall prevail. [signatures appear on the following page]

Exhibit 10.14